DOUBLELINE FUNDS TRUST

DoubleLine Income Fund (the “Fund”)

Supplement dated August 29, 2025 to the Fund’s Summary Prospectus

(the “Summary Prospectus”), Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”), each dated July 31, 2025,

as supplemented from time to time

The Board of Trustees (the “Board”) of DoubleLine Funds Trust (“DFT”) has approved (i) changes to the Fund’s name, investment objective and principal investment strategies, effective September 30, 2025, and (ii) subject to shareholder approval, a proposed reorganization of the Fund with and into DoubleLine Securitized Credit ETF (the “Securitized Credit ETF”), a newly-organized exchange-traded fund (“ETF”) (the “Reorganization”).

I.	Changes to the Fund’s Name, Investment Objective and Principal Investment Strategies

Effective September 30, 2025, changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as necessary, to reflect the following:

A.	The name of the Fund is changed to “DoubleLine Securitized Credit Fund,” and all references to “DoubleLine Income Fund” are deleted and replaced with “DoubleLine Securitized Credit Fund.”

B.	The Fund’s new investment objectives will be as follows:

The Fund’s primary investment objective is to provide income. The Fund’s secondary investment objective is total return.

C.	The Fund’s principal investment strategies, as described in the Summary Prospectus and the Prospectus, will be as follows:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securitized credit investments. For purposes of this 80% policy, securitized credit investments include investments that offer exposure to pools of mortgages, loans, receivables or other assets, such as agency and non-agency mortgage-backed securities (including commercial mortgage-backed securities, residential mortgage-backed securities and collateralized mortgage obligations), asset-backed securities of any kind (including CLOs) and other similar securities representing interests in or that are backed by cashflows from various assets, such as loans, leases and warehouse facilities, and related instruments. For these purposes, securitized credit investments include debt obligations that may be backed by (i) the cash flows from a pool of debt obligations or other income-producing investments or (ii) a single income-producing investment, and such obligations may be tranched (i.e., issued in multiple classes of obligations with different credit or other characteristics) or untranched. Securitized credit investments may also be referred to as “structured product securities” or “structured products.” The Fund may invest in securitized credit investments directly or indirectly, for example, by investing in derivatives or synthetic instruments with underlying assets that have similar economic characteristics to the securitized credit investments in which the Fund may make direct investments.

The Fund’s investments may be allocated across a variety of securitized credit investments, including mortgage-backed securities, other asset-backed securities, and CLOs. There is no limit, however, on the percentage of the Fund’s net assets that may be invested in any portion of the securitized credit market or any particular type of securitized credit investment. The Fund expects normally to invest in a combination of investment grade, below investment grade, and unrated debt instruments. The Fund may invest in securities of any credit quality, duration or maturity, and the securities may have fixed, floating or variable interest rates.

The Fund may invest up to 50% of its net assets, at the time of purchase, in securities rated below investment grade (securities rated Ba1 or below by Moody’s Ratings and BB+ or below by S&P Global Ratings and Fitch Ratings, Inc.) and unrated securities, including those judged by the Adviser to be of below investment grade quality. High yield corporate bonds and certain other fixed income instruments in which the Fund may invest are commonly known as “junk bonds.” Such “junk bonds” also may be considered to possess some speculative characteristics.

Mortgage-backed securities in which the Fund may invest include, without limitation: mortgage-related securities of any maturity or type, including residential or commercial mortgage-backed securities, those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities; pass-through securities, including government, private, and multiclass pass-through securities; stripped mortgage securities (interest-only and principal-only securities); inverse floaters; commercial real estate CLOs; REMICs and Re-REMICs (which are REMICs that have been re-securitized); and those backed by collateral such as non-performing and/or re-performing loans, non-qualifying mortgage loans, and single asset, single borrower loans.

The other asset-backed securities in which the Fund will invest include, without limitation: securities backed by motor vehicle installment sales or installment loan contracts; obligations backed or supported by leases of various types, including leases of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets); securities backed by receivables from credit card agreements and automobile finance agreements; home equity sharing agreements; student loans; consumer loans; home equity loans; mobile home loans; boat loans; loans of any type that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans); income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights; and CLOs, including CLOs backed by any of the previously mentioned assets or instruments, such as CLOs backed by covenant-lite loans.

In pursuing its investment objectives, the Fund may also invest directly in residential or commercial real estate loans, individually or in pools of loans, which loans may include senior mortgage loans and mezzanine loans, second lien loans or other types of subordinated loans, any of which may be covenant-lite.

In selecting among available residential or commercial mortgage-backed securities, the Fund expects to consider, among other things, available yield, duration characteristics, collateral quality, level of correlation to other risk assets, supply/demand technicals, and sponsor quality. With respect to asset-backed securities, the Fund also expects to seek diversified opportunities with varying risk/return profiles across different sectors of that market. The Fund will seek CLOs that offer, among other characteristics, attractive yields, diversification within the underlying pool of loans, and quality management. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including subordinated or residual tranches and the equity or “first loss” tranche.

The Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Adviser seeks to manage the Fund’s duration in accordance with the Fund’s objectives based on the Adviser’s view of, among other things, future interest rates and market conditions. While the Adviser retains broad discretion to modify the Fund’s duration within a wide range, the Adviser will normally seek to construct an investment portfolio for the Fund with a dollar-weighted average effective duration of zero or greater. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates as determined by the Adviser and may vary significantly from time to time.

In managing the Fund’s portfolio, the portfolio managers typically use a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include consideration of the Adviser’s view of the following factors, among others: the potential for current income and capital appreciation presented by various market sectors, security selection available within a given sector, the risk/reward equation for different fixed income investments, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Although the Fund will normally invest principally in securitized credit investments, the Fund may invest in other debt instruments of any kind, including cash or cash equivalents. The Adviser expects to allocate and re-allocate the Fund’s assets among securitized credit investments with varying characteristics in response to changing market, financial, economic, and other conditions in an attempt to construct a portfolio that to achieve income and total return. In addition to the instruments described above, the Fund’s principal investments may include, among others, (i) U.S. Treasury obligations, (ii) other securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (iii) REIT securities (equity, preferred or debt); (iv) distressed and defaulted securities; (v) payment-in-kind bonds; (vi) zero-coupon bonds; (vii) corporate bonds and other corporate obligations, including high yield debt; (viii) custodial receipts; (ix) short-term, high quality investments, including, for example, cash equivalents, commercial paper, bankers’ acceptances, certificates of deposit, bank time deposits, repurchase agreements, and investments in money market mutual funds or similar pooled investments; and (x) other instruments bearing fixed, floating, or variable interest rates of any maturity. The allocation of the Fund’s assets to different sectors and issuers will change over time, sometimes rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the fixed income universe.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging, risk management purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund may use derivatives transactions with the effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures. The Adviser may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, inverse floaters and U.S. Treasury futures contracts). The Fund may incur costs in implementing hedging or duration management strategies, and there can be no assurance that the Fund will engage in hedging or duration management strategies or that any hedging or duration management strategy employed by the Fund will be successful. Any use of derivatives strategies entails the risks of investing directly in the securities, instruments or assets underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the SAI.

The Fund may implement short positions through short sales of instruments that are eligible investments for the Fund in order to adjust the Fund’s interest rate or credit exposure.

The Fund may enter into contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), including securities it does not currently own. Forward commitments include a variety of transactions, including when-issued, delayed delivery and to-be-announced transactions (“TBAs”). The Fund may enter into forward commitments (purchases or sales) for any investment purpose, including to acquire securities for its portfolio, to increase or reduce the Fund’s investment exposure (i.e., leverage), to reduce or hedge its investment exposure, to manage the Fund’s duration, credit quality, and/or liquidity, to take a short position, or for delivery pursuant to options contracts it has entered into. The Fund may seek to obtain market exposure to the securities in which it primarily invests by using other investment techniques (such as buy backs or dollar rolls), which may create investment leverage.

The Adviser expects to allocate the Fund’s assets principally to securities denominated in U.S. dollars.

The Fund may pursue its investment objectives and obtain exposures to some or all of the asset classes described above by investing in other investment companies, including, for example, other open-end or closed-end investment companies and ETFs, including other investment vehicles sponsored or advised by the Adviser or a related party of the Adviser. The amount of the Fund’s investment in certain investment companies may be limited by law or by tax considerations.

The Fund may from time to time hold a portion of its assets in cash, cash equivalents, or other short-term investments for a number of reasons, including, for example, for temporary defensive purposes, to satisfy future redemption requests, pending the investment of subscription proceeds, or when the Adviser otherwise determines for investment purposes to hold a portion of the Fund’s assets in cash or similar investments.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio managers determine to take advantage of what the portfolio managers consider to be a better investment opportunity, when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio managers’ sell target. The portfolio managers may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax-advantaged or tax-deferred account.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

II.	Proposed Reorganization into an ETF

The Board of DFT approved a proposal to reorganize the Fund with and into Securitized Credit ETF, a newly-organized series of DoubleLine ETF Trust. The Reorganization is subject to approval by the shareholders of the Fund (the “Merging Fund Shareholders”), and Merging Fund Shareholders will be asked to vote on the Reorganization at a shareholder meeting that is anticipated to be held during the first quarter of 2026 (the “Meeting”).

If approved by the Merging Fund Shareholders, the Reorganization will involve:

(i)	the transfer of substantially all of the assets of the Fund to the Securitized Credit ETF in exchange for shares of the Securitized Credit ETF,

(ii)	the Securitized Credit ETF’s assumption of all the liabilities of the Fund,

(iii)	the distribution of shares of the Securitized Credit ETF to Merging Fund Shareholders, and

(iv)	the complete liquidation and termination of the Fund.

Upon completion of the Reorganization, Merging Fund Shareholders will become shareholders of the Securitized Credit ETF. The Securitized Credit ETF’s investment adviser will be DoubleLine ETF Adviser LP. If approved by shareholders, the Reorganization is currently targeted to occur by the end of first quarter of 2026. Immediately after the Reorganization, the Securitized Credit ETF is expected to have principal investment strategies substantially similar to those of the Fund (after the changes described above become effective) and would continue to be managed by the same portfolio management team as the Fund.

The proposed Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, meaning Merging Fund Shareholders will not recognize any gain or loss on the exchange of their Fund shares for shares of the Securitized Credit ETF in connection with the Reorganization. However, any Fund shares held by a shareholder with a value less than the net asset value of a single ETF share will be redeemed and that may result in the realization of gains that may be taxable to the shareholder depending on the shareholder’s cost basis in those shares.

Additional and important details about the Reorganization will be described in a combined proxy statement/prospectus, which is anticipated to be available in the fourth quarter of 2025. The Merging Fund Shareholders are urged to carefully read the combined proxy statement/prospectus when it becomes available and cast their vote. This supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.